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                                                                   EXHIBIT 10.18

                       Ancor Communications, Incorporated
                 Amendments to 1995 Employee Stock Purchase Plan
             Adopted by the Board of Directors on September 1, 1998


               WHEREAS, the Company's 1995 Employee Stock Purchase Plan (the "Plan") currently provides for issuance of up to 75,000 shares of Common Stock.

               WHEREAS, The Board of Directors believes that it is in its best interests of the Company to amend the Plan to provide for the issuance of an additional 300,000 shares of Common Stock.

               RESOLVED, that the Plan is hereby amended to provide for the issuance of an additional 300,000 shares (the "Shares") of Common Stock.

               FURTHER RESOLVED, that the Board of Directors authorizes the issuance of the Shares pursuant to the terms of the Plan.

               FURTHER RESOLVED, that the Shares issued pursuant to the Plan shall be, upon issuance and payment therefor, duly authorized, validly issued, fully paid and nonassessable.